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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report: August 14, 2000 (Date of Earliest Event Reported: May 31, 2000)




                               CLARUS CORPORATION
             (Exact name of Registrant as specified in its charter)


     Delaware                             0-24277                58-1972600
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
incorporation or organization)                               Identification No.)


                             3970 Johns Creek Court
                                   Suite 100
                             Suwanee, Georgia 30024
          (Address of principal executive offices, including zip code)
                                 (770) 291-3900
              (Registrant's telephone number, including area code)


                       (Former name or Former Address if
                           Changed Since Last Report)
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ITEM 2.   Acquisition or Disposition of Assets

     This form 8-K/A is being filed to amend the Form 8-K filed on June 13, 2000 by Clarus Corporation ("Clarus") to include financial statements and pro forma financial information relative to Clarus' acquisition of SAI (Ireland) Limited and its subsidiaries and related companies, SAI Recruitment Limited, i2Mobile.com Limited, SAI America Limited (collectively, the "Companies").


ITEM 7.   Financial Statements, Pro Forma Information and Exhibits

     (a)  Financial Statements of Business Acquired

          Financial Statements for SAI (Ireland) Limited and subsidiaries and related companies as of and for the years ended December 31, 1999 and December 31, 1998 are filed herewith as Exhibit 99.1


     (b)  Pro Forma Financial Information

          Pro forma financial information for the year ended December 31, 1999 and the three months ended March 31, 2000 reflecting the effect of Clarus' acquisition of the Companies is filed herewith as Exhibit 99.2

     (c)  Exhibits

          23.1  Consent of Independent Auditors
          99.1 Financial Statements as required by Rule 305 of Regulation S-X and Item 7 of Form 8-K.
          99.2 Pro Forma Financial Information as required by Article 11 of Regulation S-X and Item 7 of Form 8-K.


                              SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CLARUS CORPORATION


Date:  August 14, 2000                      /s/ Mark D. Gagne
                                            ---------------------------------
                                            Chief Operating Officer and Chief
                                            Financial Officer